OPPORTUNISTIC FUND
A:	AAOPX
Investor:	APOPX
Institutional:	AIOPX

SUMMARY PROSPECTUS	December 31, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2011, and most recent annual report, dated August 31, 2011, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
Opportunistically investing to generate positive investment returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a lower shareholder fee depending upon the amount that you invest. More information is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Only)” in the prospectus and in the section “Additional Purchase and Redemption Information” of the statement of additional information.

Shareholder Fees	A	Investor	Institutional
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, for shares held less than 12 months)	1.00%*	None	None

* On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses	A	Investor	Institutional
(expenses that you pay each year as a percentage of the value of your investment).	Shares	Shares	Shares
Management Fees	2.25%	2.25%	2.25%
Distribution/Service (12b-1) Fees	0.25%	0.25%	—
Other Expenses
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Other Expenses†	0.36%	0.36%	0.36%
Total Other Expenses	0.46%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.99%	3.14%	2.89%
Less Fee Waivers‡	-0.20%	-0.21%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver	2.79%	2.93%	2.54%

†	Other Expenses are based on estimated amount for the current fiscal year.
‡
The Adviser has contractually agreed to waive or assume certain expenses so that the common expenses (excluding 12b-1 fees) for each Class do not exceed 2.65% (other than extraordinary expenses and Acquired Fund Fees and Expenses) until December 31, 2012. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Contractual waiver of the Administration Fee is in place for the period through December 31, 2012 and may only be terminated or modified with the approval of the Fund’s Board of Trustees. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees if you buy A Shares or Institutional Shares through such affiliates.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year
A Shares	$817	$1,406
Investor Shares	$296	$949
Institutional Shares	$257	$862

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategy
To pursue its objective, under normal circumstances, the Fund may trade frequently and may invest in a wide range of financial instruments, market sectors and asset classes in the U.S. and other markets. Investments may include any asset for which there is a liquid market. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund may invest in equity securities of issuers of any market capitalization, including convertible, private placement/restricted, initial public offering (“IPOs”), emerging market securities, real estate investment trusts and master limited partnerships. It may hold all or a portion of its assets in U.S. Treasury Obligations, cash or short-term fixed income or money market securities. The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

The Fund may from time to time invest in fixed income securities of any credit quality and maturity, including those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e.,“junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

The Fund may buy securities that it believes are undervalued and may write options on securities that it believes are overvalued. The Fund may sell these securities and cover (buyback) options when it believes they have reached their target price or more compelling investments are available.

Principal Investment Risks
Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return are (in alphabetical order):

•
Credit Risk — Credit risk is the possibility that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or a counterparty may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund’s return.

•	Income Risk — The Fund’s yield may decrease due to a decline in interest rates.

•
Issuer Specific Risk — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage and reduced demand for the issuer’s goods or services.

•
Leverage Risk — The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

•
Limited Number of Holdings — As a large percentage of a fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

•	Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

•	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

•
Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, N.A., or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information
Because it has not yet completed a full calendar year of operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information may be obtained on the Fund’s website www. cavanalhillfunds.com or by calling 1-800-762-7085. Please also see the section titled “Historical Performance of Similar Accounts Managed by the Portfolio Manager” in Appendix A in the prospectus.

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers
S. Bob Rezaee, is Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2011.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100
*	A Fund may waive its minimum purchase requirements.

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

•	Sending a written request by mail to the Funds Custodian: BOKF, N.A., Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.
•	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.
•	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as 401(k) plan or an individual retirement account. Retirement accounts maybe taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.cavanalhillfunds.com	3	1-800-762-7085